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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2002
                                                 -------------


                               GLOBIX CORPORATION
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               (Exact name of registrant as specified in charter)


        Delaware                     1-14168                     13-3781263
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 (State or other juris-           (Commission                 (IRS Employer
diction of Incorporation)        File number)              Identification No.)



                 139 Centre Street, New York, New York        10013
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               (Address of principal executive offices)        (Zip Code)




Registrant's telephone number,
   including area code                          (212) 334-8500
                                            ------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 3.  Bankruptcy or Receivership.
------   --------------------------

         On March 1, 2002, Globix Corporation (the "Company") filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

         A copy of the Company's press release dated March 4, 2002 announcing the filing is attached as Exhibit 99.01 hereto and is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits.
------  ---------------------------------

         (c)  Exhibits.
              --------
         Exhibit Number    Description
         --------------    -----------

         Exhibit 99.1      Press Release dated March 4, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GLOBIX CORPORATION



                                 By     /s/   Peter L. Herzig
                                   ---------------------------------------------
                                              Peter L. Herzig
                                          Chief Executive Officer

Dated: March 4, 2002




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